Share-based Payments	12 Months Ended
May 31, 2011
Disclosure of Compensation Related Costs, Share Based Payments [Abstract]
Disclosure Of Compensation Related Costs Share Based Payments [Text Block]

20. SHARE-BASED PAYMENTS

We sponsor one share-based compensation plan. The Mosaic Company 2004 Omnibus Stock and Incentive Plan (the “Omnibus Plan”), which was approved by shareholders and became effective October 20, 2004 and amended on October 4, 2006, July 21, 2009, October 8, 2009 and May 11, 2011, permits the grant of shares and share options to employees for up to 25 million shares of common stock. The Omnibus Plan provides for grants of stock options, restricted stock, restricted stock units, and a variety of other share-based and non-share-based awards. Our employees, officers, directors, consultants, agents, advisors, and independent contractors, as well as other designated individuals, are eligible to participate in the Omnibus Plan. Mosaic settles stock option exercises and restricted stock units with newly issued common shares. The Compensation Committee of the Board of Directors administers the Omnibus Plan subject to its provisions and applicable law.

In the fourth quarter of fiscal 2008, we amended our restricted stock unit participant agreements for outstanding grants made in 2006 and 2007 to certain executive officers and certain other officers to provide that the restricted stock units vest immediately upon death or disability but do not vest upon retirement.

Restricted stock units are issued to various employees, officers and directors at a price equal to the market price of our stock at the date of grant. The fair value of restricted stock units is equal to the market price of our stock at the date of grant. Restricted stock units generally cliff vest after three or four years of continuous service. Restricted stock units are expensed by us on a straight-line basis over the required service period, based on the estimated grant date fair value of the award net of estimated forfeitures, and the related share-based compensation is recognized in the Consolidated Statements of Earnings.

Stock options are granted with an exercise price equal to the market price of our stock at the date of grant and have a ten-year contractual term. The fair value of each option award is estimated on the date of the grant using the Black-Scholes option valuation model. Stock options granted to date vest either after three years of continuous service (cliff vesting) or in equal annual installments in the first three years following the date of grant (graded vesting). Stock options are expensed by us on a straight-line basis over the required service period, based on the estimated fair value of the award on the date of grant, net of estimated forfeitures.

Assumptions used to calculate the fair value of stock options in each period are noted in the following table. Expected volatilities were based on the combination of our and IMC's historical six-year volatility of common stock. The expected term of the options is calculated using the simplified method described in SEC Staff Accounting Bulletin 110, Use of a Simplified Method in Developing an Estimate of Expected Term of “Plain Vanilla” Share Options, under which the Company can take the midpoint of the vesting date and the full contractual term. The risk-free interest rate is based on the U.S. Treasury rate at the time of the grant for instruments of comparable life. We did not anticipate payment of dividends at the date of grant until fiscal 2009. A summary of the assumptions used to estimate the fair value of stock option awards is as follows:

	Years ended May 31
	2011	2010	2009
Weighted average assumptions used in option valuations:
Expected volatility	60.46%	60.50%	45.00%
Expected dividend yield	0.44%	0.40%	0.20%
Expected term (in years)	6.0	6.0	6.0
Risk-free interest rate	2.13%	3.01%	3.40%

We recorded share-based compensation expense, net of forfeitures, of $21.9 million for fiscal 2011 and $23.4 million for fiscal 2010 and 2009. The tax benefit related to share-based compensation expense was $7.8 million for fiscal 2011 and $8.4 million for fiscal 2010 and 2009.

 A summary of our stock option activity during fiscal 2011 is as follows:

	Shares (in millions)	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Outstanding as of June 1, 2010	3.1	$30.84	6.2	$62.9
Granted	0.4	45.64
Exercised	(1.1)	19.53
Outstanding as of May 31, 2011	2.4	$37.88	6.3	$89.2
Exercisable as of May 31, 2011	1.7	$31.21	5.3	$74.2

The weighted-average grant date fair value of options granted during fiscal 2011, 2010 and 2009 was $26.38, $29.78 and $58.98, respectively. The total intrinsic value of options exercised during fiscal 2011, 2010 and 2009 was $54.1 million, $25.3 million and $22.4 million, respectively.

A summary of the status of our restricted stock units as of May 31, 2011, and changes during fiscal 2011, is presented below:

	Shares	Weighted Average Grant Date Fair Value
	(in millions)	Per Share
Restricted stock units as of June 1, 2010	0.4	$54.40
Granted	0.3	49.63
Issued and canceled	(0.2)	42.48
Restricted stock units as of May 31, 2011	0.5	$55.23

As of May 31, 2011, there was $13.1 million of total unrecognized compensation cost related to options and restricted stock units granted under the Omnibus Plan. The unrecognized compensation cost is expected to be recognized over a weighted-average period of 1.6 years. The total fair value of options vested in fiscal 2011 and 2010 was $10.7 million and $12.1 million, respectively.

Cash received from options exercised under all share-based payment arrangements for fiscal 2011, 2010 and 2009 was $20.3 million, $12.5 million and $4.6 million, respectively. In fiscal 2011, 2010 and 2009 we received a tax benefit for tax deductions from options of $20.9 million, $17.9 million and $19.0 million, respectively.